Stefan Frischknecht, Fund Manager Portfolio and Performance Review The Swiss Helvetia Fund, Inc. June 27, 2017

Agenda 1 01 Performance 02 Portfolio positioning 03 Outlook 04 05 Conclusion Is a Swiss only focus still opportune?

Performance

Performance overview
NAV and price performance in USD

Source: Schroders, Citi and JPM for Fund performance, Bloomberg for index performance, 31 May 2017; year-to-date performance as at 31 May 2017.
The returns presented represent past performance and are not necessarily representative of future returns, which may vary.
Performance
in USD %
H2 2014
2015
2016
YTD 2017
06/30/14
–
05/31/17 -
12/31/14
–
05/31/17 -
05/31/16
–
05/31/17 -
NAV (US GAAP) as per
quarterly filings
-7.78
2.96%
-2.19%
19.90%
11.35%
20.75%
19.31%
Swiss Performance Index,
SPI
-6.06
2.58%
-4.05%
20.11%
11.07%
18.22%
18.30%
Difference NAV as per
quarterly filings
-1.72
+0.38%
+1.86%
-0.21%
0.28%
2.53%
1.01%
Performance
in USD %
H2 2014
2015
2016
YTD 2017
06/30/14
–
05/31/17 -
12/31/14
–
05/31/17 -
05/31/16
–
05/31/17 -
Share price SWZ
-8.91
1.41%
-0.24%
22.62%
13.08%
24.06%
24.82%
Swiss Performance Index,
SPI
-6.06
2.58%
-4.05%
20.11%
11.07%
18.22%
18.30%
Difference
-2.85
-1.17%
+3.81%
+2.51%
2.01%
+5.84%
6.52%
Net asset value
Share price

Since July 1, 2014:
–
Since Schroders took over as Fund adviser, relative performance has been moderately positive after fees
–
After an initial transition period, i.e. since 31Dec 2014, relative performance has been positive by 2.53%
–
Private equity positions, taken over from predecessors, impacted absolute and relative performance
–
Legacy contribution to relative performance since July 1 2014: approx. 3.7%
–
Despite lack of liquid market to trade on, private equity positions have been actively reduced by 54%
Last 12 months:
–
Stock selection has been positive
–
The Fund’s overweight in the well performing small & mid cap segment has also been positive
–
Of the biggest 5 overweights
(as per 31 May 2017),  4 contributed positively (in absolute and relative terms)
Year-to-date:
–
Stock selection has been positive
–
Relative performance has been slightly behind the SPI due to private equity, cash and fees
–
All our biggest 5 overweights
(as per 31.5.17),  contributed positively (in absolute and relative terms)
Performance Comments
Driving factors for relative performance of NAV

Source: Schroders, Periods ending 31 May 2017.
The returns presented represent past performance and are not necessarily representative of future returns, which may vary.

Performance attribution –
stock level
Top & Bottom 10 contributions to relative performance YTD 2017

Source: Schroders, FactSet, 31 May 2017; “over” means overweight and “under” means underweight compared to Swiss Performance Index; “zero” means no position.
Top ten stock contributions (USD)
Bottom ten stock contributions (USD)
Total effect %
Logitech
(over)
0.6
Belimo
(over)
0.3
Swiss Re
(under)
0.3
Cembra
(over)
0.2
Sonova
(over)
0.2
Zurich Insurance
(zero)
0.2
Sunrise
(over)
0.2
VAT Group
(over)
0.2
SFS
(over)
0.1
Syngenta
(over)
0.1
Total effect
%
VZ Holding
(over)
-0.3
Implenia
(over)
-0.2
Kuros
(over)
-0.2
AMS
(zero)
-0.1
Sika
(zero)
-0.1
Airopack
(over)
-0.1
Partners Group
(zero)
-0.1
ABB
(zero)
-0.1
Roche
(under)
-0.1
Straumann
(zero)
-0.1

Performance attribution –
stock level
Top & Bottom 10 contributions to relative performance last 12 months

Source:
Schroders,
FactSet,
31
May
2017;
“over”
means
overweight
and
“under”
means
underweight
compared
to
Swiss
Performance
Index;
“zero”
means
no
position.
Top ten stock contributions (USD)
Bottom ten stock contributions (USD)
Total effect %
Logitech
(over)
2.3
VAT Group
(over)
0.5
Belimo
(over)
0.5
Sunrise
(over)
0.4
Novartis
(under)
0.4
Cembra
Money Bank
(over)
0.4
Credit Suisse
(over)
0.4
Swiss Life
(over)
0.3
Roche
(under)
0.3
Swatch
(over)
0.3
Total effect
%
Burckhardt Compression
(over)
-0.8
Lindt & Sprüngli
(over)
-0.7
Kuros
(over)
-0.5
LafargeHolcim
(zero)
-0.4
ABB
(zero)
-0.4
Zurich Insurance Group
(zero)
-0.4
VZ Holding
(over)
-0.3
Sika
(zero)
-0.3
Partners Group
(zero)
-0.2
AMS
(zero)
-0.2

Portfolio positioning

Top ten holdings absolute
Top five relative over/underweights
Portfolio positioning
As at 31 May 2017

Source: Schroders, JP Morgan, Bloomberg, 31 May 2017.
Name
Absolute weight
Nestlé
14.3%
Novartis
13.6%
Roche
12.4%
UBS
4.8%
Richemont
3.7%
Lindt & Sprüngli
(Reg.)
3.7%
Logitech
3.1%
Belimo
3.1%
Swatch (Reg.)
2.6%
Sunrise
2.4%
Total
63.7%
Name
Relative weight %
Lindt & Sprüngli
(Reg.)
+3.1%
Belimo
+2.9%
Logitech
+2.7%
Sunrise
+2.2%
Swatch (Reg.)
+2.2%
Nestlé
-5.6%
ABB
-3.5%
Zurich Insurance
-3.3%
Novartis
-2.5%
LafargeHolcim
-2.2%

Portfolio positioning
ICB classification

Source: Schroders, JP Morgan, Bloomberg, 31 May 2017.
0%
5%
10%
15%
20%
25%
30%
35%
Private Equity
Cash
Oil & Gas
Health Care Providers
Basic Resources
Travel & Leisure
Automobiles & Parts
Media
Utilities
Medical Supplies
Medical Equipment
Retail
Telecommunications
Real Estate
Biotechnology
Financial Services
Technology
Chemicals
Personal & Household Goods
Construction & Materials
Insurance
Banks
Industrial Goods & Services
Food & Beverage
Pharmaceuticals
SPI
Swiss Helvetia Fund
SWZ
SPI
Rel. %
26.0%
30.7%
-4.7%
19.1%
21.6%
-2.5%
8.6%
10.1%
-1.5%
11.8%
8.9%
2.9%
4.5%
7.2%
-2.7%
5.8%
5.1%
0.7%
6.3%
4.6%
1.7%
0.0%
2.1%
-2.1%
3.7%
1.6%
2.1%
2.5%
1.6%
0.9%
0.8%
1.3%
-0.5%
0.0%
1.3%
-1.3%
2.4%
1.1%
1.3%
1.6%
1.0%
0.6%
4.6%
0.8%
3.8%
0.0%
0.5%
-0.5%
0.0%
0.1%
-0.1%
0.0%
0.1%
-0.1%
0.0%
0.1%
-0.1%
0.0%
0.1%
-0.1%
0.0%
0.1%
-0.1%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.4%
0.0%
0.4%
1.9%
0.0%
1.9%

Portfolio positioning
Changes in positioning

Source: Schroders.
New Positions
Aryzta
Increased Positions
UBS
Decreased Positions
Bucher
GAM Holding
Logitech
Oerlikon
Swiss Re
Sold Positions
none
New Positions
Baloise
Galenica
Santé
Increased
Positions
Credit
Suisse
Richemont
Swatch (Reg.)
Decreased
Positions
Belimo
Burckhardt Compression
Lindt & Sprüngli
(Reg.)
Logitech
Lonza
Nestlé
Oerlikon
Sonova
Sold Positions
Actelion
Basilea
Syngenta
Q1 2017
31
March
2017
–
31
May
2017

Risk measures (ex private equity)
Portfolio turnover
Portfolio positioning
Key statistical measures

Source: Schroders, Charles River, Prism, 31 May 2017.
Swiss Helvetia Fund
31 May 2017
Tracking error
2.1%
Beta
0.95
Relative VaR
(95%)
1.0%
Volatility
10.7%
Active share
39.5%
Swiss Helvetia Fund
Turnover in % of AuM
YTD
2017
3.5%
Turnover calculation method:
(lesser of buys or sells) / (average AuM)

Outlook

Shanghai
Brazil
USA
Italy
Canada
Australia
Japan
Spain
Hong Kong
France
Germany
Netherlands
UK
Switzerland

Schroders

Investment outlook
Global comparison of dividend yield versus government bond yield

Source: Schroders, Bloomberg, 15 May 2017.
-2%
-1%
0%
1%
2%
3%
4%
5%
Dividend yield -
10 yr government bond yield
Dividend yield

Investment outlook
Global comparison of earnings expectations
Source: Schroders, Bloomberg, 15 May 2017; all earnings converted into USD.
50
100
150
200
250
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
US Earnings estimates (S&P 500)
Swiss Earnings Estimates (SPI Index)
Eurozone Earnings Estimates (Euro Stoxx 50)
UK Earnings Estimates (FTSE 100 Index)
Swiss small & mid cap earnings estimates (SPISMC Index)

Equity market sentiment  has switched from political risk to focus on macro-economic factors:
–
Eurozone growth continues to strengthen, but US, China and Japan leading indicators weakened
–
US
consumer
sentiment
continues
to
recover
(as
indicated
by
the
University
of
Michican
Index)
–
But US business investment spending remains subdued
Global monetary policy should remain accommodative:
–
inflation appears to have peaked as energy prices have started to retreat again
–
In view of fragile recoveries, central banks and governments are still promoting loose monetary policy
–
Bond yields seem to have peaked for now
Risks:
–
The lack of investment alternatives rather than fundamentals has driven stock prices higher
–
Valuations are expensive on an absolute basis
–
Volatility has receded
We expect stock markets to benefit from the economic recovery, low inflation, and monetary / fiscal stimulus. Swiss stocks, which are typically internationally diversified and have strong market shares, should benefit.
Investment outlook
Still positive environment, but not without risks

Source: Schroders, 31 May 2017. Views expressed are the portfolio management team’s view and not necessarily a «house view».

Is a Swiss only focus still opportune?

–
Equity markets are driven by earnings in the long-term
–
Measured in US dollars, Swiss stocks have historically enjoyed strong earnings growth (cf. page 14)
–
Over multiple time periods, the Swiss stock market has outperformed its European peers
–
In the past, the Swiss focus has been beneficial
–
In assessing whether their investment focus should be broadened, we believe investors should consider aspects beyond short-term earnings catch up potential; long-term structural aspects are key to a successful portfolio
–
While the French election outcome might become a turning point in addressing Europe’s structural issues, we advise waiting for evidence before concluding that short term risks/volatility have materially declined
Is a Swiss only fund still opportune?
Of the many broadening solutions, we explore Swiss vs. European focus

Source: Schroders, 31 May 2017. Views expressed are the portfolio management team’s view and not necessarily a «house view».

12/31/1998
12/31/1999
12/29/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/30/2005
12/29/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/30/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/30/2016

Schroders

Total return:
The Swiss Helvetia Fund, Inc.
199.2%
6.1% p.a.  (since year end 1998)
ETF on Swiss stocks
170.1%
5.5%  “
MSCI Europe ex Switzerland
116.1%
4.3% “
Performance of The Swiss Helvetia Fund
Compared to ETF and European Index since introduction of the EURO

Source: Schroders, Bloomberg 31 May 2017.
The returns presented represent past performance and are not necessarily representative of future returns, which may vary.
-50%
0%
50%
100%
150%
200%
250%
The Swiss Helvetia Fund, Inc. (SWZ US)
Swiss ETF (iShares MSCI Switzerland Capped ETF; EWL US)
MSCI Europe (ex Switzerland) Index

Important Information

The Fund is a closed-end investment product. Common shares of the Fund are only available for purchase/sale on the NYSE at the current market price.
An
investment
in
the
Fund
is
not
a
deposit
of
a
bank
and
is
not
insured
or
guaranteed
by
the
Federal
Deposit
Insurance
Corporation
or
any
other government agency.
This
presentation
is
intended
to
be
for
information
purposes
only
and
it
is
not
intended
as
promotional
material
in
any
respect.
The
material
is
not
intended
as
an offer or solicitation for the purchase or sale of any financial instrument. The material is not intended to provide, and should not be relied on for, accounting, legal or tax advice, or investment recommendations. Information herein is believed to be reliable but Schroder Investment Management North America Inc.
does not warrant its completeness or accuracy.
The returns presented represent past performance and are not necessarily representative of future returns, which may vary. The value of investments can fall as well as rise as a result of market or currency movements.
All
investments,
domestic
and
foreign,
involve
risks,
including
the
risk
of
possible
loss
of
principal.
The
market
value
of
a
fund’s
portfolio
may
decline
as
a
result
of a number of factors, including adverse economic and market conditions, prospects of stocks in the portfolio, changing interest rates, and real or perceived adverse competitive industry conditions. Investing overseas involves special risks including among others risks related to political or economic instability, foreign
currency
(such
as
exchange,
valuation,
and
fluctuation)
risk,
market
entry
or
exit
restrictions,
illiquidity,
and
taxation.
The
Swiss
securities
markets
have
substantially less trading volume than the U.S. securities markets. Additionally, the capitalization of the Swiss securities markets is highly concentrated.
Securities of some companies located in Switzerland will be less liquid and more volatile than securities of comparable U.S. companies. This combination of lower
volume
and
greater
concentration
in
the
Swiss
securities
markets
may
create
a
risk
of
greater
price
volatility
than
in
the
U.S.
securities
markets.
The views and forecasts contained herein are those of the Schroders Swiss Equities team and are subject to change. The information and opinions contained in this document have been obtained from sources we consider to be reliable. No responsibility can be accepted for errors of facts obtained from third parties.
Reliance
should
not
be
placed
on
the
views
and
information
in
the
document
when
taking
individual
investment
and/or
strategic
decisions.
Definitions: Active share represents the proportion of stock holdings in the fund that is different from the composition found in the benchmark. Beta measures the sensitivity of the fund to the movements of its benchmark. Volatility is measured by Standard deviation, which is the risk or volatility of an investment’s return
over
a
particular
time
period;
the
greater
the
number,
the
greater
the
risk.
Tracking
error
is
the
difference
between
the
price
behavior
of
a
position
or
a
portfolio and the price behavior of a benchmark. VaR
is Value at Risk, a widely used risk measure of the risk of loss on a specific portfolio of financial exposures.
For more information, visit www.swzfund.com
Schroder Investment Management North America Inc.
7 Bryant Park, New York, NY 10018-3706
(212) 641-3800
www.schroders.com/us